LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

February 1, 2000

Dear Shareholder:

The J.P. Morgan U.S. Disciplined Equity Portfolio returned 18.54% for the year ended December 31, 1999. The portfolio surpassed the Lipper Variable Annuity Growth & Income Average, which returned 14.51%, but underperformed the 21.04% return of the S&P 500 Index.

The portfolio's net asset value per share increased from $15.84 on December 31, 1998, to $17.35 on December 31, 1999. The portfolio made distributions during the year of approximately $0.06 per share from ordinary income, approximately $0.92 per share from short-term capital gains, and approximately $0.40 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $18.5 million on December 31, 1998, to approximately $39.5 million on December 31, 1999.

The report that follows includes detailed performance information about the J.P. Morgan U.S. Disciplined Equity Portfolio, as well as an interview with Timothy Devlin, the portfolio manager primarily responsible for the portfolio. In this interview, Tim discusses events in the equity markets, portfolio performance, and what he sees on the horizon.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan U.S. Disciplined Equity Portfolio. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc. at (888) 756-8645.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS......1      PORTFOLIO FACTS AND HIGHLIGHTS........6
PORTFOLIO PERFORMANCE...........2      FINANCIAL STATEMENTS..................8
PORTFOLIO MANAGER Q&A...........3
------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995,* would have been worth $30,230 at December 31, 1999.

Another way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION
JANUARY 3, 1995 -- DECEMBER 31, 1999

[GRAPH]


              J.P. Morgan                              Lipper Variable
              U.S. Disciplined           S&P 500       Annuity Growth &
              Equity Portfolio           Index         Income Average
              ---------------------      ---------     ---------------------

  12/31/94          10,000                10,000             10,000
   1/31/95          10,210                10,259             10,148
   2/28/95          10,650                10,659             10,520
   3/31/95          11,040                10,974             10,787
   4/30/95          11,290                11,297             11,039
   5/31/95          11,720                11,748             11,396
   6/30/95          11,940                12,021             11,646
   7/31/95          12,370                12,420             12,045
   8/31/95          12,420                12,451             12,157
   9/30/95          12,780                12,977             12,542
  10/31/95          12,440                12,930             12,390
  11/30/95          13,160                13,498             12,964
  12/31/95          13,378                13,758             13,175
   1/31/96          13,738                14,226             13,536
   2/29/96          14,035                14,358             13,732
   3/31/96          14,318                14,496             13,918
   4/30/96          14,609                14,710             14,163
   5/31/96          14,792                15,089             14,438
   6/30/96          14,620                15,147             14,399
   7/31/96          13,845                14,478             13,784
   8/31/96          14,361                14,783             14,178
   9/30/96          15,018                15,615             14,819
  10/31/96          15,233                16,046             15,115
  11/30/96          16,502                17,258             16,084
  12/31/96          16,223                16,917             15,934
   1/31/97          17,148                17,974             16,626
   2/28/97          17,219                18,114             16,741
   3/31/97          16,653                17,370             16,156
   4/30/97          17,336                18,407             16,745
   5/31/97          18,461                19,528             17,764
   6/30/97          19,024                20,403             18,443
   7/31/97          20,664                22,026             19,765
   8/31/97          19,922                20,792             19,127
   9/30/97          20,784                21,931             20,085
  10/31/97          19,910                21,198             19,400
  11/30/97          20,377                22,180             19,912
  12/31/97          20,685                22,561             20,243
   1/31/98          20,815                22,810             20,281
   2/28/98          22,302                24,455             21,661
   3/31/98          23,197                25,707             22,661
   4/30/98          23,632                25,966             22,824
   5/31/98          23,471                25,520             22,375
   6/30/98          23,734                26,556             22,731
   7/31/98          23,209                26,273             22,142
   8/31/98          19,620                22,475             18,980
   9/30/98          21,123                23,915             19,995
  10/31/98          22,654                25,860             21,471
  11/30/98          24,332                27,427             22,553
  12/31/98          25,501                29,008             23,546
   1/31/99          26,194                30,221             23,974
   2/28/99          25,147                29,281             23,260
   3/31/99          26,242                30,453             24,060
   4/30/99          27,713                31,632             25,568
   5/31/99          27,371                30,886             25,277
   6/30/99          29,032                32,600             26,326
   7/31/99          28,039                31,582             25,583
   8/31/99          27,892                31,424             25,092
   9/30/99          27,078                30,563             24,264
  10/31/99          28,511                32,497             25,252
  11/30/99          28,967                33,157             25,570
  12/31/99          30,230                35,110             26,600

                    24.76%                28.55%


PERFORMANCE                                       TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                  ------------------        ------------------------------------
                                                  THREE       SIX           ONE           THREE       SINCE
AS OF DECEMBER 31, 1999                           MONTHS      MONTHS        YEAR          YEARS       INCEPTION*
--------------------------------------------------------------------        ------------------------------------
J.P. Morgan U.S. Disciplined Equity Portfolio     11.64%      4.13%          18.54%        23.06%       24.76%
S&P 500 Index**                                   14.88%      7.70%          21.04%        27.56%       28.55%
Lipper Variable Annuity Growth & Income Average    9.73%      1.69%          14.51%        18.76%       21.78%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE S&P 500 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 500 WIDELY HELD U.S. LARGE-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with TIMOTHY J. DEVLIN, vice president and member of the portfolio management team for the portfolio. Tim joined J.P. Morgan in 1996 after spending nine years at Mitchell Hutchins Asset Management Inc., where he managed quantitatively driven equity portfolios for institutional and retail investors. Tim was educated at Union College, where he received a B.A. in Economics. This interview was conducted on January 25, 2000, and reflects Tim's views on that date.

WHAT WERE THE KEY TRENDS IN THE U.S EQUITY MARKET OVER THE PAST YEAR?

TJD: On the macro level, we saw four main trends affecting the equity market over the past year. First, the U.S. economy continued to be strong, although there have been some recent signs of moderation, including a slowing in housing starts and retail chain stores sales. Overall, however, the economy continues to chug along. Second, we are in a rising interest rate environment. With three quarter-point rate hikes in June, August, and November, the Federal Reserve took back all the easing it had added last year in the face of the global economic crisis. Third, and directly related to Fed activity, is the fact that inflation continues to be benign. The Fed has remained ever alert for the specter of inflation to rear its head, and for the most part it has not. Wage pressures have remained dormant; it is in industrial commodity prices that pressure has been building. This has been concentrated in oil prices, which have more than doubled last year and we expect they still have room to go up, particularly with Iraq's latest cessation of production. Fourth, global growth on the whole has been showing signs of improvement. The recent data coming out of Europe, Japan, and the emerging markets indicates that growth finally is taking hold.

For the U.S. equity markets, the twelve-month period was a highly volatile one. After establishing new highs during the summer, the markets corrected in the first part of the third quarter, only to recover to new highs in the fourth quarter on positive economic growth and earnings announcements. Rising interest rates and fears of Y2K-related problems as the year-end approached created an environment of extreme uncertainty. This caused the market to favor some of the stocks that have already done well this year, as they looked for certainty.

The S&P 500 was up 21.0% for the year, 14.9% in the fourth quarter alone. Led by technology stocks, positive earnings announcements and forecasts for future strong earnings propelled this market forward. On the flip side, any company that missed consensus expectations, even by a penny or two, was punished by the market.

The spread between sectors manifested itself even further between growth versus value. For the year, the S&P 500/BARRA Growth was up 28.25%, whereas the S&P 500/BARRA Value was up 12.72%. This disparity is even more striking in the small-cap arena where, for the same twelve-month period, the Russell 2000 Growth returned 43.09% versus the negative 1.49% return of the Russell 2000 Value.

Within the S&P 500, six of the 16 industrial sectors were in negative territory for the twelve-month period, some significantly. Reflective of the over-rewarding of good earnings and knockdown of underperformers, the performance among different sectors was at extremes. For example, consumer non-durables were down 12.9%, utilities were down 9.7%, and drugs were down 9.3%. However, technology - which currently accounts for almost 30% of the market, compared to the 10% it comprised a few years ago - was up 77.7% for the year and telecom was up 19.8%. The leadership of the market narrowed even further, driven by the continued dramatic performance of tech stocks. This has been fueled by optimism about spending by both consumers and businesses on technology and telecom products and services, much of which is driven by the increased importance of the Internet and e-commerce applications. Strong Internet sales were recorded over the holidays, and businesses, having addressed Y2K issues, are starting to pour money into e-commerce; the "realization" is that a company can't survive unless it's on the Web.

HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

TJD: The portfolio underperformed S&P 500 in 1999. The exceptionally near-term focus described above can create a difficult environment for our longer-term valuation process. However, the shortfall was limited by the risk controls of our process. You may recall that the portfolio is always sector- and style-neutral to the market. In an environment where, over a six-month period, one sector returns 35% and another is down 17%, the penalty for not choosing the winning sector is severe. Our process relies on selecting the most attractive stocks - and more importantly, avoiding the unattractive stocks - within each sector, while matching the sector weights and style characteristics of the benchmark.

WHICH HOLDINGS ADDED TO PERFORMANCE?

TJD: Among the positions that added the most to relative performance were overweights in Sun Microsystems, Warner Lambert, and Procter & Gamble.

Sun Microsystems continues to be a top performer for us. The leading vendor of UNIX-based systems transformed itself from technical workstations to enterprise servers with a focus on mission critical applications. Sun more than doubled over the period as sales of its servers continued to benefit from growth in the Internet. Pharmaceutical giant Warner Lambert rose following its friendly merger proposal to American Home Products, upon which Pfizer stepped in as a hostile suitor. Procter & Gamble, the household products manufacturer, has been a beneficiary of positive consumer spending trends.

An underweight position in Hewlett-Packard helped performance, as the stock underperformed the technology sector last year. HP, the computer manufacturer, made profit warnings twice in October, saying that fourth-quarter profits would be hurt by softness in its UNIX server business. Analysts cut estimates and downgraded the stock on fears that softness would continue through year-end (it has since bounced back).

WHICH ONES DETRACTED FROM PERFORMANCE?

TJD: Our long-term valuation approach to investing was seriously challenged by the momentum-driven market, particularly in the fourth quarter of 1999. This challenge was most obvious with a couple of high-flying telecommunications technology companies, Qualcomm and Nortel Networks, in which we were modestly underweight versus the benchmark. Qualcomm rose an astounding 2600% in 1999 and was added to the S&P 500 mid-year, while Nortel climbed more than 300% last year. Both companies are benefiting from increased spending on telecommunications and wireless technology in particular.

In addition to the hostile market environment, company-specific events hurt performance. Waste Management, in particular, detracted. The company's shares were down 63% last year. During the summer, it restated first- and second-quarter earnings and fired both the CFO and CEO. Our relatively modest overweight hurt performance.

Our overweight in IBM detracted from performance. In October, Big Blue announced that slowing mainframe sales resulting from the end of Y2K spending would reduce earnings for the coming quarters. Likewise our overweight in Xerox hurt us as its 3Q99 earnings reported in October fell short of expectations.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

TJD: We remain somewhat cautious as the overall level of the equity market remains high. The leadership has become too narrow, focused on too few companies. Moreover, the extremely high valuations of technology companies do not allow for anything less than perfection. We expect the volatility of the past year to continue in 2000. According to our valuations, the spread between the most attractive and the fairly valued stocks is the largest we have ever seen, indicating a lot of pent-up value in the market and opportunities ahead for us.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The portfolio invests primarily in the common stocks of U.S. corporations with market capitalizations above $1.5 billion. The portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/99
$39,484,152

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES (IF APPLICABLE)
4/21/00, 12/20/00

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
4/21/00, 12/20/00

EXPENSE RATIO
The portfolio's current annualized expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY 22.9%
CONSUMER GOODS & SERVICES 19.8%
FINANCE 12.9%
HEALTHCARE 9.2%
UTILITIES 9.0%
INDUSTRIAL PRODUCTS & SERVICES 8.2%
TELECOMMUNICATIONS 6.4%
ENERGY 5.5%
BASIC INDUSTRIES 2.6%
TRANSPORTATION 0.6%
SHORT-TERM & OTHER INVESTMENTS 2.9%

LARGEST EQUITY HOLDINGS                 % OF TOTAL INVESTMENTS
 ..............................................................
MICROSOFT CORP. (TECHNOLOGY)                     5.8%
GENERAL ELECTRIC CO.                             4.0%
   (INDUSTRIAL PRODUCTS & SERVICES)
CISCO SYSTEMS, INC. (TECHNOLOGY)                 3.8%
INTEL CORP. (TECHNOLOGY)                         3.1%
EXXON MOBIL CORP. (ENERGY)                       3.0%
LUCENT TECHNOLOGIES, INC. (TELECOMMUNICATIONS)   2.7%
WAL-MART STORES, INC.                            2.2%
   (CONSUMER GOODS & SERVICES)
AMERICA ONLINE, INC.                             1.9%
   (TELECOMMUNICATIONS)
SBC COMMUNICATIONS, INC. (UTILITIES)             1.8%
BRISTOL-MYERS SQUIBB CO. (HEALTHCARE)            1.8%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolio will continue to hold these securities. Opinions expressed herein are subject to change without notice.

PLEASE CALL (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
COMMON STOCKS (97.0%)
BASIC INDUSTRIES (2.6%)
CHEMICALS (1.3%)
Air Products and Chemicals, Inc..................        3,000   $   100,687
IMC Global, Inc..................................        1,100        18,012
Lyondell Chemical Co.............................        1,800        22,950
PPG Industries, Inc..............................          300        18,769
Praxair, Inc.....................................          200        10,062
Rohm & Haas Co...................................        3,400       138,337
Solutia, Inc.....................................        1,800        27,787
Union Carbide Corp...............................        2,500       166,875
                                                                 -----------
                                                                     503,479
                                                                 -----------
FOREST PRODUCTS & PAPER (0.5%)
Bowater, Inc.....................................          500        27,156
Fort James Corp..................................        1,900        52,012
Georgia-Pacific Group............................          800        40,600
International Paper Co...........................          200        11,287
Louisiana-Pacific Corp...........................          500         7,125
Smurfit-Stone Container Corp.+...................        1,900        46,491
Temple-Inland, Inc...............................          500        32,969
                                                                 -----------
                                                                     217,640
                                                                 -----------
METALS & MINING (0.8%)
Alcoa, Inc.......................................        2,400       199,200
Allegheny Technologies, Inc......................          800        17,950
Freeport - McMoran Copper & Gold, Inc., Class
  B+.............................................        1,600        33,800
Reynolds Metals Co...............................          600        45,975
USX-U.S. Steel Group.............................          800        26,400
                                                                 -----------
                                                                     323,325
                                                                 -----------
  TOTAL BASIC INDUSTRIES.........................                  1,044,444
                                                                 -----------
CONSUMER GOODS & SERVICES (19.8%)
APPARELS & TEXTILES (0.1%)
Jones Apparel Group, Inc.+.......................        1,100        29,837
                                                                 -----------
AUTOMOTIVE (1.5%)
Dana Corp........................................        1,500        44,906
Delphi Automotive Systems Corp...................        4,900        77,175
Ford Motor Co....................................        7,300       390,094
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
AUTOMOTIVE (CONTINUED)

Genuine Parts Co.................................        1,200   $    29,775
Goodyear Tire and Rubber Co......................        1,400        39,462
Lear Corp.+......................................          600        19,200
                                                                 -----------
                                                                     600,612
                                                                 -----------
BROADCASTING & PUBLISHING (4.2%)
AT&T Corp. - Liberty Media Group, Class A........        8,700       493,725
Comcast Corp., Class A+..........................        4,700       237,497
Gannett Co., Inc.................................        3,200       261,000
Knight-Ridder, Inc...............................        1,200        71,400
MediaOne Group, Inc.+............................        6,400       491,600
New York Times Co., Class A......................        1,300        63,862
Times Mirror Co., Class A........................          600        40,200
Washington Post Co., Class B.....................           11         6,115
                                                                 -----------
                                                                   1,665,399
                                                                 -----------
ENTERTAINMENT, LEISURE & MEDIA (0.7%)
International Game Technology....................        3,100        62,969
Seagram Company Ltd.(i)..........................        4,600       206,712
                                                                 -----------
                                                                     269,681
                                                                 -----------
FOOD, BEVERAGES & TOBACCO (3.1%)
Bestfoods........................................        1,400        73,587
Coca-Cola Co.....................................        4,600       267,950
General Mills, Inc...............................        2,100        75,075
H.J. Heinz Co....................................        2,400        95,550
Hershey Foods Corp...............................          900        42,750
Nabisco Holdings Corp., Class A..................          200         6,325
PepsiCo, Inc.....................................          200         7,050
Philip Morris Companies, Inc.....................       16,000       371,000
Sara Lee Corp....................................        6,000       132,375
Unilever NV (ADR)(i).............................        3,000       163,312
                                                                 -----------
                                                                   1,234,974
                                                                 -----------
HOUSEHOLD APPLIANCES & FURNISHINGS (0.1%)
Herman Miller, Inc...............................          500        11,484
Leggett & Platt, Inc.............................        1,700        36,444
                                                                 -----------
                                                                      47,928
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co........................................        1,600   $    80,600
Kimberly-Clark Corp..............................        1,100        71,775
Procter & Gamble Co..............................        6,300       690,244
Water Pik Technologies, Inc.+....................            5            48
                                                                 -----------
                                                                     842,667
                                                                 -----------
PERSONAL CARE (0.7%)
Gillette Co......................................        7,000       288,312
                                                                 -----------
RESTAURANTS & HOTELS (0.7%)
Hilton Hotels Corp...............................        2,600        25,025
Mandalay Resort Group+...........................          900        18,112
McDonald's Corp..................................        3,600       145,125
Mirage Resorts, Inc.+............................        2,700        41,344
Starwood Hotels & Resorts Worldwide, Inc.........        1,900        44,650
                                                                 -----------
                                                                     274,256
                                                                 -----------
RETAIL (6.6%)
Abercrombie & Fitch Co., Class A+................          800        21,350
Albertson's, Inc.................................        1,900        61,275
Circuit City Stores, Inc.........................          400        18,025
CVS Corp.........................................        1,000        39,937
Dayton Hudson Corp...............................        3,500       257,031
Federated Department Stores, Inc.+...............        1,700        85,956
Gap, Inc.........................................        6,800       312,800
Hasbro, Inc......................................        1,300        24,781
Home Depot, Inc..................................        4,950       339,384
J.C. Penney, Inc.................................        1,500        29,906
Kmart Corp.+.....................................        3,800        38,237
Kroger Co.+......................................        6,600       124,575
Mattel, Inc......................................        2,800        36,750
May Department Stores Co.........................        2,600        83,850
Nordstrom, Inc...................................        1,100        28,806
Safeway, Inc.+...................................        4,000       142,250
Sears, Roebuck & Co..............................          300         9,131
TJX Companies, Inc...............................        2,500        51,094
Wal-Mart Stores, Inc.............................       12,800       884,800
                                                                 -----------
                                                                   2,589,938
                                                                 -----------
  TOTAL CONSUMER GOODS & SERVICES................                  7,843,604
                                                                 -----------
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------

ENERGY (5.4%)
GAS EXPLORATION (0.0%)
Union Pacific Resources Group, Inc...............        1,000   $    12,750
                                                                 -----------
OIL-PRODUCTION (5.2%)
Chevron Corp.....................................        2,600       225,225
Conoco, Inc., Class B............................        2,600        64,675
Exxon Mobil Corp.................................       14,700     1,184,269
Phillips Petroleum Co............................        1,400        65,800
Royal Dutch Petroleum Co. (ADR)(i)...............        8,000       483,500
Tosco Corp.......................................        1,100        29,906
Ultramar Diamond Shamrock Corp...................          500        11,344
                                                                 -----------
                                                                   2,064,719
                                                                 -----------
OIL-SERVICES (0.2%)
Cooper Cameron Corp.+............................          300        14,681
ENSCO International, Inc.........................          800        18,300
Global Marine, Inc.+.............................        1,000        16,625
R&B Falcon Corp.+................................        1,100        14,575
Smith International, Inc.+.......................          300        14,906
                                                                 -----------
                                                                      79,087
                                                                 -----------
  TOTAL ENERGY...................................                  2,156,556
                                                                 -----------
FINANCE (12.9%)
BANKING (6.6%)
AmSouth Bancorporation...........................        2,600        50,212
Astoria Financial Corp...........................          400        12,212
Bank of America Corp.............................       11,301       567,169
Bank One Corp....................................        7,600       243,675
Charter One Financial, Inc.......................        1,400        26,775
Citigroup, Inc...................................        3,500       194,469
Comerica, Inc....................................        1,000        46,687
Compass Bancshares, Inc..........................          700        15,641
Dime Bancorp, Inc................................          900        13,612
First Tennessee National Corp....................          800        22,800
First Union Corp.................................        7,000       229,687
First Virginia Banks, Inc........................          200         8,600
Firstar Corp.....................................        6,200       130,975
FirstMerit Corp..................................          600        13,987
FleetBoston Financial Corp.......................        6,100       212,356
Golden West Financial Corp.......................        1,200        40,200
GreenPoint Financial Corp........................          800        19,050

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
BANKING (CONTINUED)
Hibernia Corp., Class A..........................          800   $     8,500
Huntington Bancshares, Inc.......................        1,500        35,766
KeyCorp..........................................        2,900        64,162
M & T Bank Corp..................................          100        41,425
Mercantile Bankshares Corp.......................          400        12,787
National City Corp...............................        4,100        97,119
North Fork Bancorporation, Inc...................          800        14,000
Peoples Heritage Financial Group, Inc............          500         7,516
PNC Bank Corp....................................        2,100        93,450
Regions Financial Corp...........................        1,500        37,641
Southtrust Corp..................................        1,100        41,559
Sovereign Bancorp, Inc...........................          800         5,962
Summit Bancorp...................................        1,100        33,687
TCF Financial Corp...............................          500        12,437
U.S. Bancorp.....................................        5,000       119,062
Union Planters Corp..............................          900        35,494
Washington Mutual, Inc...........................        4,100       106,600
                                                                 -----------
                                                                   2,615,274
                                                                 -----------
FINANCIAL SERVICES (3.5%)
Associates First Capital Corp., Class A..........        4,800       131,700
AXA Financial, Inc...............................        1,800        60,975
Bear Stearns Companies, Inc......................          700        29,925
CIT Group, Inc., Class A.........................        1,600        33,800
Countrywide Credit Industries, Inc...............          700        17,675
E*TRADE Group, Inc.+.............................          900        23,541
Fannie Mae.......................................        3,600       224,775
Franklin Resources, Inc..........................        1,700        54,506
Freddie Mac......................................        4,600       216,487
Goldman Sachs Group, Inc.........................        2,000       188,375
Household International, Inc.....................        3,100       115,475
Merrill Lynch & Co., Inc.........................        2,300       192,050
Paine Webber Group, Inc..........................          900        34,931
TD Waterhouse Group, Inc.+.......................        2,200        36,162
The FINOVA Group, Inc............................          400        14,200
                                                                 -----------
                                                                   1,374,577
                                                                 -----------
INSURANCE (2.8%)
Allstate Corp....................................        9,500       228,000
Ambac Financial Group, Inc.......................          800        41,750
American International Group, Inc................        1,200       129,750
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
INSURANCE (CONTINUED)

Aon Corp.........................................        3,000   $   120,000
CIGNA Corp.......................................        1,300       104,731
Hartford Financial Services Group, Inc...........        2,600       123,175
MBIA, Inc........................................        1,200        63,375
Mercury General Corp.............................          400         8,900
Safeco Corp......................................        1,600        39,750
St. Paul Companies, Inc..........................        2,600        87,588
Torchmark Corp...................................        1,200        34,875
Travelers Property Casualty Corp., Class A.......          600        20,550
UnumProvident Corp...............................        2,900        92,981
                                                                 -----------
                                                                   1,095,425
                                                                 -----------
  TOTAL FINANCE..................................                  5,085,276
                                                                 -----------
HEALTH CARE (9.2%)
BIOTECHNOLOGY (0.2%)
Genzyme Corp.+...................................          500        22,469
Human Genome Sciences, Inc.+.....................          100        15,256
IDEC Pharmaceuticals Corp.+......................          200        19,631
                                                                 -----------
                                                                      57,356
                                                                 -----------
HEALTH SERVICES (0.8%)
Aetna, Inc.......................................          900        50,231
Columbia / HCA Healthcare Corp...................        3,500       102,594
HEALTHSOUTH Corp.+...............................        2,600        13,975
Humana, Inc.+....................................          900         7,369
Manor Care, Inc.+................................          700        11,200
Tenet Healthcare Corp.+..........................        2,800        65,800
United Healthcare Corp...........................          600        31,875
Wellpoint Health Networks, Inc.+.................          500        32,969
                                                                 -----------
                                                                     316,013
                                                                 -----------
MEDICAL SUPPLIES (0.6%)
Becton, Dickinson & Co...........................        1,600        42,800
Boston Scientific Corp.+.........................        2,200        48,125
Medtronic, Inc...................................        2,200        80,163
PE Corp.- PE Biosystems Group....................          400        48,125
St. Jude Medical, Inc.+..........................          500        15,344
                                                                 -----------
                                                                     234,557
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
PHARMACEUTICALS (7.6%)
Abbott Laboratories..............................        8,300   $   301,394
ALZA Corp.+......................................        1,100        38,088
American Home Products Corp......................        8,700       343,106
Bristol-Myers Squibb Co..........................       10,900       699,644
Eli Lilly & Co...................................        6,500       432,250
Forest Laboratories, Inc.+.......................        1,100        67,581
Johnson & Johnson................................          700        65,188
Merck & Co., Inc.................................        2,600       174,363
Monsanto Co......................................        6,000       213,750
Pfizer, Inc......................................        2,000        64,875
Schering-Plough Corp.............................        3,300       139,219
Warner-Lambert Co................................        5,200       426,075
Watson Pharmaceuticals, Inc.+....................          600        21,488
                                                                 -----------
                                                                   2,987,021
                                                                 -----------
  TOTAL HEALTH CARE..............................                  3,594,947
                                                                 -----------
INDUSTRIAL PRODUCTS & SERVICES (8.2%)
BUILDING MATERIALS (0.1%)
USG Corp.........................................          400        18,850
                                                                 -----------
CAPITAL GOODS (0.2%)
Eaton Corp.......................................          700        50,838
PACCAR, Inc......................................          500        22,141
                                                                 -----------
                                                                      72,979
                                                                 -----------
COMMERCIAL SERVICES (0.7%)
Cendant Corp.+...................................        8,500       225,781
Equifax, Inc.....................................        1,500        35,344
Lanier Worldwide, Inc.+..........................          300         1,163
Service Corp. International......................        2,900        20,119
                                                                 -----------
                                                                     282,407
                                                                 -----------
DIVERSIFIED MANUFACTURING (6.6%)
B.F. Goodrich Co.................................        1,400        38,500
Caterpillar, Inc.................................        1,300        61,181
Cooper Industries, Inc...........................          900        36,394
Deere & Co.......................................        2,300        99,763
Eastman Kodak Co.................................        3,200       212,000
General Electric Co..............................       10,200     1,578,450
Ingersoll-Rand Co................................        1,200        66,075
ITT Industries, Inc..............................        1,200        40,125
Teledyne Technologies, Inc.+.....................            5            47
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
DIVERSIFIED MANUFACTURING (CONTINUED)

Tyco International Ltd.(i).......................        9,700   $   377,088
Xerox Corp.......................................        5,800       131,588
                                                                 -----------
                                                                   2,641,211
                                                                 -----------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co..............................        1,800       103,275
                                                                 -----------
ELECTRONICS (0.0%)
Hubbell, Inc., Class B...........................          400        10,900
                                                                 -----------
POLLUTION CONTROL (0.3%)
Waste Management, Inc............................        7,200       123,750
                                                                 -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  3,253,372
                                                                 -----------
TECHNOLOGY (22.9%)
AEROSPACE (1.1%)
Honeywell International, Inc.....................        4,100       236,519
Lockheed Martin Corp.............................        5,000       109,375
Raytheon Co., Class A............................        3,000        74,438
Raytheon Co., Class B............................          500        13,281
                                                                 -----------
                                                                     433,613
                                                                 -----------
COMPUTER PERIPHERALS (5.7%)
Cisco Systems, Inc.+.............................       14,100     1,510,022
EMC Corp.+.......................................        5,900       644,575
Lexmark International Group, Inc., Class A+......          400        36,200
Quantum Corp.- DLT & Storage Systems+............          800        12,100
Seagate Technology, Inc.+........................        1,100        51,219
                                                                 -----------
                                                                   2,254,116
                                                                 -----------
COMPUTER SOFTWARE (6.7%)
Adobe Systems, Inc...............................          600        40,350
BMC Software, Inc.+..............................        1,400       111,869
Citrix Systems, Inc.+............................          400        49,188
Computer Associates International, Inc...........          600        41,963
Microsoft Corp.+(s)..............................       19,600     2,287,688
Network Associates, Inc.+........................          700        18,659

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
COMPUTER SOFTWARE (CONTINUED)
Novell, Inc.+....................................        1,700   $    67,841
Siebel Systems, Inc.+............................          400        33,650
                                                                 -----------
                                                                   2,651,208
                                                                 -----------
COMPUTER SYSTEMS (3.0%)
3Com Corp.+......................................        1,500        70,453
Compaq Computer Corp.............................        8,600       232,738
International Business Machines Corp.(s).........        2,300       248,400
Sun Microsystems, Inc.+..........................        8,000       619,250
                                                                 -----------
                                                                   1,170,841
                                                                 -----------
ELECTRONICS (0.0%)
Symbol Technologies, Inc.........................          100         6,356
                                                                 -----------
INFORMATION PROCESSING (1.3%)
Automatic Data Processing, Inc...................        2,300       123,913
DoubleClick, Inc.................................          300        75,984
Electronic Data Systems Corp.....................        2,000       133,875
Exodus Communications, Inc.+.....................          800        71,075
First Data Corp..................................        2,100       103,556
                                                                 -----------
                                                                     508,403
                                                                 -----------
SEMICONDUCTORS (4.8%)
Applied Materials, Inc.+.........................        1,500       189,984
Intel Corp.(s)...................................       15,100     1,242,447
National Semiconductor Corp.+....................          900        38,531
Texas Instruments, Inc...........................        4,000       387,500
Xilinx, Inc.+....................................          400        18,188
                                                                 -----------
                                                                   1,876,650
                                                                 -----------
TELECOMMUNICATION SERVICES (0.1%)
Sprint Corp. (PCS Group)+........................          500        51,250
                                                                 -----------
TELECOMMUNICATIONS-EQUIPMENT (0.2%)
Nortel Networks Corp.(i).........................          700        70,700
                                                                 -----------
  TOTAL TECHNOLOGY...............................                  9,023,137
                                                                 -----------
TELECOMMUNICATIONS (6.4%)
TELECOMMUNICATION SERVICES (2.4%)
America Online, Inc.+............................        9,900       746,831
Yahoo, Inc.+.....................................          500       216,359
                                                                 -----------
                                                                     963,190
                                                                 -----------
              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------

TELECOMMUNICATIONS-EQUIPMENT (4.0%)
Lucent Technologies, Inc.........................       14,200   $ 1,062,338
Motorola, Inc....................................        3,100       456,475
QUALCOMM, Inc.+..................................          400        70,438
                                                                 -----------
                                                                   1,589,251
                                                                 -----------
  TOTAL TELECOMMUNICATIONS.......................                  2,552,441
                                                                 -----------
TRANSPORTATION (0.6%)
AIRLINES (0.2%)
AMR Corp.+.......................................          600        40,200
Northwest Airlines Corp..........................          300         6,656
Southwest Airlines Co............................        1,900        30,756
                                                                 -----------
                                                                      77,612
                                                                 -----------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp................        2,000        48,500
CSX Corp.........................................          900        28,238
Norfolk Southern Corp............................        1,600        32,800
Union Pacific Corp...............................        1,200        52,350
                                                                 -----------
                                                                     161,888
                                                                 -----------
TRUCK & FREIGHT CARRIERS (0.0%)
CNF Transportation, Inc..........................          200         6,900
                                                                 -----------
  TOTAL TRANSPORTATION...........................                    246,400
                                                                 -----------
UTILITIES (9.0%)
ELECTRIC (1.9%)
Allegheny Energy, Inc............................          800        21,550
Carolina Power & Light Co........................        2,100        63,919
Central & South West Corp........................        3,700        74,000
Cinergy Corp.....................................        1,100        26,538
CMS Energy Corp..................................          800        24,950
Constellation Energy Group.......................          600        17,400
Dominion Resources, Inc..........................        1,700        66,725
DTE Energy Co....................................        1,100        34,513
Entergy Corp.....................................          100         2,575
FPL Group, Inc...................................        1,300        55,656
GPU, Inc.........................................          900        26,944
NiSource, Inc....................................          900        16,088
Northern States Power Co.........................        2,400        46,800
PG&E Corp........................................        2,800        57,400
Pinnacle West Capital Corp.......................          600        18,338
PP&L Resources, Inc..............................        1,100        25,163

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES        VALUE
-------------------------------------------------  ------------  ------------
ELECTRIC (CONTINUED)
Reliant Energy, Inc..............................        1,300   $    29,738
TECO Energy, Inc.................................          900        16,706
Texas Utilities Co...............................        2,000        71,125
Unicom Corp......................................          700        23,450
Wisconsin Energy Corp............................          800        15,400
                                                                 -----------
                                                                     734,978
                                                                 -----------
NATURAL GAS (0.2%)
Columbia Energy Group............................          500        31,625
Consolidated Natural Gas Co......................          500        32,469
                                                                 -----------
                                                                      64,094
                                                                 -----------
TELEPHONE (6.9%)
AT&T Corp........................................        7,800       395,850
Bell Atlantic Corp...............................        3,000       184,688
Global Crossing Ltd. +(i)........................        3,300       164,897
GTE Corp.........................................        5,900       416,319
Level 3 Communications, Inc.+....................        1,600       130,900
MCI WorldCom, Inc.+..............................       13,050       692,058
SBC Communications, Inc..........................       14,900       726,375
                                                                 -----------
                                                                   2,711,087
                                                                 -----------
  TOTAL UTILITIES................................                  3,510,159
                                                                 -----------
  TOTAL COMMON STOCKS (COST $35,216,263).........                 38,310,336
                                                                 -----------

                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
FIXED INCOME SECURITIES (0.3%)
U.S. TREASURY OBLIGATIONS (0.3%)
Notes, 5.375% due 07/31/00 (cost $99,921)........  $   100,000        99,703
                                                                 -----------

SHORT-TERM INVESTMENTS (2.6%)
OTHER INVESTMENT COMPANIES (0.9%)
SSGA Money Market Fund, 4.997%(y) due 01/03/00...      357,906       357,906
                                                                 -----------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT        VALUE
-------------------------------------------------  ------------  ------------
U.S. TREASURY OBLIGATIONS (1.7%)
Bills, 5.165%(y), due 1/20/2000..................  $   247,000   $   246,327
Bills, 5.180%(y), due 1/20/2000..................      435,000       433,811
                                                                 -----------
  TOTAL U.S. TREASURY OBLIGATIONS................                    680,138
                                                                 -----------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,038,043)...................................                  1,038,044
                                                                 -----------
TOTAL INVESTMENTS (COST $36,354,228) (99.9%)...................
                                                                  39,448,083
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)...................
                                                                      36,069
                                                                 -----------
NET ASSETS (100.0%)............................................  $39,484,152
                                                                 ===========

------------------------------
Note: Based on the cost of investments of $36,486,663 for federal income tax purposes at December 31, 1999, the aggregate gross unrealized appreciation and depreciation was $6,163,642 and $3,202,222 respectively, resulting in net unrealized appreciation of $2,961,420.
+ - Non-income producing security.
(i) - Foreign security.
(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $1,940,425 of the market value has been segregated.
(y) - Yield to maturity.
ADR - American Depository Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $36,354,228 )           $39,448,083
Dividends Receivable                                    47,401
Receivable for Shares of Beneficial Interest Sold       21,372
Prepaid Trustees' Fees                                   5,585
Interest Receivable                                      4,231
Variation Margin Receivable                              2,550
Prepaid Expenses and Other Assets                        2,381
                                                   -----------
    Total Assets                                    39,531,603
                                                   -----------
LIABILITIES
Advisory Fee Payable                                    11,318
Administrative Services Fee Payable                      5,554
Payable for Shares of Beneficial Interest
  Redeemed                                               1,435
Administration Fee Payable                                  24
Accrued Expenses                                        29,120
                                                   -----------
    Total Liabilities                                   47,451
                                                   -----------
NET ASSETS
Applicable to 2,276,398 Shares of Beneficial
  Interest Outstanding
  (no par value, unlimited shares authorized)      $39,484,152
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $17.35
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $35,170,186
Undistributed Net Investment Income                    107,867
Accumulated Net Realized Gain on Investments and
  Futures Contracts                                  1,076,363
Net Unrealized Appreciation of Investments and
  Futures Contracts                                  3,129,736
                                                   -----------
    Net Assets                                     $39,484,152
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $2,120 )                                                  $  367,257
Interest Income                                                    86,185
                                                               ----------
    Investment Income                                             453,442
FUND EXPENSES
Advisory Fee                                       $  104,133
Custodian Fees and Expenses                            35,378
Professional Fees and Expenses                         31,575
Trustees' Fees and Expenses                            23,081
Printing Expenses                                      20,724
Transfer Agent Expense                                 16,371
Administrative Services Fee                             7,543
Amortization of Organization Expense                    1,978
Administration Fee                                        238
Miscellaneous                                           3,823
                                                   ----------
NET FUND EXPENSES                                                 244,844
                                                               ----------
NET INVESTMENT INCOME                                             208,598
NET REALIZED GAIN ON
  Investments                                       3,109,968
  Futures Contracts                                   442,607
                                                   ----------
    Net Realized Gain                                           3,552,575
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       1,199,465
  Futures Contracts                                   (27,689)
                                                   ----------
    Net Change in Unrealized Appreciation                       1,171,776
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $4,932,949
                                                               ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE            FOR THE
                                                      YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                   -----------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        208,598   $        102,632
Net Realized Gain on Investments and Futures
  Contracts                                               3,552,575          1,738,097
Net Change in Unrealized Appreciation of
  Investments and Futures Contracts                       1,171,776            987,041
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                          4,932,949          2,827,770
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (114,337)           (89,495)
Net Realized Gain                                        (2,667,072)        (1,645,803)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                  (2,781,409)        (1,735,298)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         18,504,253          8,311,939
Reinvestment of Dividends and Distributions               2,780,648          1,735,296
Cost of Shares of Beneficial Interest Redeemed           (2,463,177)        (1,521,131)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                18,821,724          8,526,104
                                                   ----------------   ----------------
    Total Increase in Net Assets                         20,973,264          9,618,576
NET ASSETS
Beginning of Year                                        18,510,888          8,892,312
                                                   ----------------   ----------------
End of Year (including undistributed net
  investment income of $107,867 and $13,606,
  respectively.)                                   $     39,484,152   $     18,510,888
                                                   ================   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                                                                                FOR THE PERIOD
                                                                                                                JANUARY 3, 1995
                                                             FOR THE YEAR ENDED DECEMBER 31,                   (COMMENCEMENT OF
                                                ----------------------------------------------------------    OPERATIONS) THROUGH
                                                  1999         1998           1997              1996           DECEMBER 31, 1995
                                                ---------    ---------    ------------    ----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 15.84      $ 14.33        $13.68            $12.63               $10.00
                                                 -------      -------        ------            ------               ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.09         0.10          0.11              0.20                 0.12
Net Realized and Unrealized Gain (Loss) on
  Investments and Futures Contracts                 2.80         3.15          3.51              2.44                 3.26
                                                 -------      -------        ------            ------               ------
Total from Investment Operations                    2.89         3.25          3.62              2.64                 3.38
                                                 -------      -------        ------            ------               ------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                              (0.06)       (0.09)        (0.11)            (0.20)               (0.12)
Net Realized Gain                                  (1.32)       (1.65)        (2.86)            (1.39)               (0.63)
                                                 -------      -------        ------            ------               ------
Total Distributions to Shareholders                (1.38)       (1.74)        (2.97)            (1.59)               (0.75)
                                                 -------      -------        ------            ------               ------

NET ASSET VALUE, END OF PERIOD                   $ 17.35      $ 15.84        $14.33            $13.68               $12.63
                                                 =======      =======        ======            ======               ======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                       18.54%       23.28%        27.50%            21.14%               33.91%(a)
Net Assets, End of Period (in thousands)         $39,484      $18,511        $8,892            $5,339               $4,144
Ratios to Average Net Assets
  Expenses                                          0.87%        0.90%         0.90%             0.90%                0.90%(b)
  Net Investment Income                             0.74%        0.81%         0.75%             1.49%                1.48%(b)
  Expenses Without Reimbursement                    0.87%        1.48%         2.31%             2.13%                2.70%(b)
Portfolio Turnover                                   104%          82%          119%               90%                  66%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan U.S. Disciplined Equity Portfolio (the "portfolio") is one of four portfolios comprising J.P. Morgan Series Trust II (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. Prior to December 30, 1999, the trust was composed of five separate portfolios which operated as distinct investment vehicles. J.P. Morgan Treasury Money Market Portfolio was terminated on December 30, 1999. Prior to July 1, 1999, the portfolio's name was J.P. Morgan Equity Portfolio. The portfolio seeks to provide a high total return from a portfolio of selected equity securities.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures established by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   d) The portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

   e) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Up on entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   g) The portfolio is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, JPMIM is paid a fee for its services, computed daily and paid monthly, at an annual rate of 0.35% of the portfolio's average daily net assets. Prior to July 1, 1999, the rate was 0.40%. For the fiscal year ended December 31, 1999, such fees amounted to $104,133.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of each portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------
      ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31, 1999, the fee for these services amounted to $238.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the portfolio, excluding the advisory fees, exceed the expense limit of 0.50% of the average daily net assets of the portfolio, Morgan will reimburse the portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended December 31, 1999, the fee for these services amounted to $7,543 and there will be no reimbursement to the portfolio from Morgan under this agreement.

   d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of the portfolio is as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                   -----------------  -----------------
Shares sold......................................         1,089,647            532,283
Reinvestment of dividends and distributions......           163,997            114,071
Shares redeemed..................................          (145,759)           (98,193)
                                                   ----------------   ----------------
Net Increase (Decrease)..........................         1,107,885            548,161
                                                   ================   ================

From time to time, the portfolio may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolio.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the year ended December 31, 1999, were as follows:

COST OF             PROCEEDS
PURCHASES          FROM SALES
---------          -----------
$45,103,440......  $27,705,110

Open futures contracts at December 31, 1999 are summarized as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)  OF CONTRACTS
                                                   --------------  --------------  ------------
S&P 500, expiring March 2000.....................              3   $      35,881   $ 1,113,150

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan U.S. Disciplined Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Disciplined Equity Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "portfolio") at December 31, 1999, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1996 and for the period January 3, 1995 (commencement of operations) through December 31, 1995 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2000

J.P. MORGAN SERIES TRUST II PORTFOLIOS
     BOND PORTFOLIO
     INTERNATIONAL OPPORTUNITIES PORTFOLIO
     SMALL COMPANY PORTFOLIO
     U.S. DISCIPLINED EQUITY PORTFOLIO


FOR MORE INFORMATION ON THE J.P. MORGAN SERIES TRUST II PORTFOLIOS, CALL FUNDS DISTRIBUTOR, INC. AT (888) 756-8645.
IMAR377



J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1999